                                                                   EXHIBIT 99.10

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2005-BC1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $790,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC1

                                   [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                               FEBRUARY [2], 2005

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR SURF 2005-BC1

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                      $   215,055,065
Aggregate Original Principal Balance                         $   215,075,708
Number of Mortgage Loans                                                 928

                                              MINIMUM            MAXIMUM          AVERAGE (1)
                                              -------            -------          -----------
Original Principal Balance                 $       40,000    $       700,000    $      231,763
Outstanding Principal Balance              $       39,993    $       699,991    $      231,740

                                                                                   WEIGHTED
                                                MINIMUM          MAXIMUM          AVERAGE (2)
                                                -------          -------          -----------
Original Term (mos)                                360              360                  360
Stated remaining Term (mos)                        352              357                  355
Loan Age (mos)                                       3                8                    5
Current Interest Rate                            4.500%          10.450%               6.563%
Initial Interest Rate Cap (3)                    1.500%           5.000%               2.957%
Periodic Rate Cap (3)                            1.000%           1.500%               1.022%
Gross Margin (3)                                 3.250%           9.510%               5.791%
Maximum Mortgage Rate (3)                       10.500%          17.450%              12.868%
Minimum Mortgage Rate (3)                        4.250%          10.450%               6.554%
Months to Roll (3)                                  16               57                   22
Original Loan-to-Value                           25.92%          100.00%               81.15%
Credit Score (4)                                   525              804                  641

                                               EARLIEST             LATEST
                                               --------             ------
Maturity Date                                  07/01/2034         12/01/2034

                             PERCENT OF
                           MORTGAGE POOL
                           -------------
LIEN POSITION
1st Lien                      100.00%
2nd Lien                        0.00

OCCUPANCY
Primary                        99.19%
Second Home                     0.45
Investment                      0.36

LOAN TYPE
Fixed Rate                      1.66%
ARM                            98.34

AMORTIZATION TYPE
Fully Amortizing                0.00%
Interest-Only                 100.00
Balloon                         0.00

YEAR OF ORIGINATION
2004                          100.00%

LOAN PURPOSE
Purchase                       49.89%
Refinance - Rate/Term           3.93
Refinance - Cashout            46.18

PROPERTY TYPE
Single Family                  75.52%
Rowhouse                        0.00
Townhouse                       0.12
Condominium                     7.35
Two- to Four-Family             2.62
Planned Unit Development       14.40
Manufactured Housing            0.00

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Adjustable Rate Mortgage Loans only.

(4) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                      NUMBER     AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                        OF       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE       PERCENT
RANGE OF MORTGAGE    MORTGAGE     BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL        FULL      PERCENT
      RATES           LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING    LTV           DOC          IO
      -----           -----     -----------      ----       ------     -----    -----------    ---           ---          --
5.500% or less          36     $  9,046,817       4.21%      5.366%     664      $251,300     79.50%        77.10%     100.00%
5.501% to 6.000%       158       39,486,371      18.36       5.851      659       249,914     78.47         48.03      100.00
6.001% to 6.500%       259       63,228,282      29.40       6.321      647       244,125     80.49         51.38      100.00
6.501% to 7.000%       274       63,545,674      29.55       6.803      634       231,919     82.53         43.73      100.00
7.001% to 7.500%       112       23,602,193      10.97       7.256      620       210,734     82.92         38.82      100.00
7.501% to 8.000%        55       10,965,964       5.10       7.755      623       199,381     83.15         26.81      100.00
8.001% to 8.500%        24        4,099,539       1.91       8.223      628       170,814     83.90         27.07      100.00
8.501% to 9.000%         7          799,052       0.37       8.736      599       114,150     80.86         34.14      100.00
9.001% to 9.500%         1           54,400       0.03       9.250      645        54,400     80.00          0.00      100.00
9.501% to 10.000%        1          149,175       0.07       9.900      627       149,175     85.00          0.00      100.00
10.001% to 10.500%       1           77,600       0.04      10.450      561        77,600     80.00        100.00      100.00
                       ---     ------------     ------      ------      ---      --------     -----        ------      ------
TOTAL:                 928     $215,055,065     100.00%      6.563%     641      $231,740     81.15%        46.40%     100.00%
                       ===     ============     ======      ======      ===      ========     =====        ======      ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 10.450% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.563% per annum.

REMAINING MONTHS TO STATED MATURITY

                        NUMBER     AGGREGATE                             WEIGHTED   AVERAGE      WEIGHTED
     RANGE OF             OF       PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE   PRINCIPAL      AVERAGE     PERCENT
 REMAINING MONTHS      MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT    BALANCE      ORIGINAL       FULL      PERCENT
TO STATED MATURITY      LOANS     OUTSTANDING       POOL       COUPON     SCORE   OUTSTANDING      LTV           DOC         IO
------------------      -----     -----------       ----       ------     -----   -----------      ---           ---         --
349 to 360               928     $215,055,065     100.00%      6.563%      641      $231,740       81.15%      46.40%     100.00%
                         ---     ------------     ------       -----       ---      --------       -----       -----      ------
TOTAL:                   928     $215,055,065     100.00%      6.563%      641      $231,740       81.15%      46.40%     100.00%
                         ===     ============     ======       =====       ===      ========       =====       =====      ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 352 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 355 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                              NUMBER     AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                                OF       PRINCIPAL     PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE   MORTGAGE     BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL      PERCENT
 LOAN PRINCIPAL BALANCES      LOANS     OUTSTANDING       POOL       COUPON    SCORE    OUTSTANDING    LTV       DOC         IO
-----------------------       -----     -----------       ----       ------    -----    -----------    ---       ---         --
$50,000 or less                  6     $    260,933       0.12%      7.754%     643      $ 43,489     80.81%    36.56%     100.00%
$50,001 to $100,000             73        5,978,805       2.78       7.044      626        81,901     80.00     78.29      100.00
$100,001 to $150,000           171       21,303,541       9.91       6.709      635       124,582     79.39     67.83      100.00
$150,001 to $200,000           178       31,230,774      14.52       6.626      640       175,454     80.46     62.34      100.00
$200,001 to $250,000           154       34,931,132      16.24       6.496      637       226,826     80.23     54.12      100.00
$250,001 to $300,000           114       31,453,453      14.63       6.526      645       275,907     81.02     42.18      100.00
$300,001 to $350,000            83       27,017,510      12.56       6.480      648       325,512     81.99     34.02      100.00
$350,001 to $400,000            83       31,332,908      14.57       6.492      643       377,505     81.81     31.24      100.00
$400,001 to $450,000            30       12,815,950       5.96       6.514      650       427,198     85.97     53.31      100.00
$450,001 to $500,000            19        9,187,468       4.27       6.664      646       483,551     83.81     15.98      100.00
$500,001 to $550,000             9        4,791,050       2.23       6.578      639       532,339     80.59     22.11      100.00
$550,001 to $600,000             7        4,051,550       1.88       6.290      631       578,793     80.12     14.22      100.00
$650,001 to $700,000             1          699,991       0.33       7.100      610       699,991     51.85      0.00      100.00
                               ---     ------------     ------       -----      ---      --------     -----     -----      ------
TOTAL:                         928     $215,055,065     100.00%      6.563%     641      $231,740     81.15%    46.40%     100.00%
                               ===     ============     ======       =====      ===      ========     =====     =====      ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $39,993 to approximately $699,991 and the average outstanding principal balance of the Mortgage Loans was approximately $231,740.

PRODUCT TYPES

                        NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                          OF       PRINCIPAL     PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE       PERCENT
                       MORTGAGE     BALANCE       MORTGAGE    AVERAGE    CREDIT     BALANCE     ORIGINAL        FULL      PERCENT
PRODUCT TYPES           LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING     LTV           DOC         IO
-------------           -----     -----------      ----       ------     -----    -----------     ---           ---         --
30 Year Fixed Loans       15     $  3,560,843       1.66%      6.667%     655       $237,390      78.41%       64.74%     100.00%
2/28 LIBOR ARM Loans     782      179,844,838      83.63       6.583      640        229,981      81.14        45.10      100.00
3/27 LIBOR ARM Loans     106       26,649,975      12.39       6.390      644        251,415      81.82        50.89      100.00
5/25 LIBOR ARM Loans      25        4,999,409       2.32       6.671      651        199,976      79.88        55.95      100.00
                         ---     ------------     ------       -----      ---       --------      -----        -----      ------
TOTAL:                   928     $215,055,065     100.00%      6.563%     641       $231,740      81.15%       46.40%     100.00%
                         ===     ============     ======       =====      ===       ========      =====        =====      ======

AMORTIZATION TYPE

                          NUMBER    AGGREGATE                             WEIGHTED   AVERAGE     WEIGHTED
                            OF      PRINCIPAL      PERCENT OF   WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE       PERCENT
                         MORTGAGE    BALANCE        MORTGAGE    AVERAGE    CREDIT    BALANCE     ORIGINAL       FULL       PERCENT
AMORTIZATION TYPE         LOANS    OUTSTANDING        POOL      COUPON     SCORE   OUTSTANDING     LTV           DOC          IO
-----------------         -----    -----------        ----      ------     -----   -----------     ---           ---          --
12 Month Interest-Only      16     $  3,226,128       1.50%      6.556%     652     $201,633      79.55%        39.50%     100.00%
24 Month Interest-Only     282       46,616,715      21.68       6.700      635      165,308      81.09         65.86      100.00
36 Month Interest-Only      17        3,351,861       1.56       6.592      636      197,168      82.00         82.05      100.00
48 Month Interest-Only       1          115,992       0.05       5.250      713      115,992      80.00        100.00      100.00
60 Month Interest-Only     612      161,744,369      75.21       6.524      643      264,288      81.18         40.15      100.00
                           ---     ------------     ------       -----      ---     --------      -----        ------      ------
TOTAL:                     928     $215,055,065     100.00%      6.563%     641     $231,740      81.15%        46.40%     100.00%
                           ===     ============     ======       =====      ===     ========      =====        ======      ======

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                        NUMBER    AGGREGATE                            WEIGHTED   AVERAGE    WEIGHTED
                          OF      PRINCIPAL      PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL   AVERAGE       PERCENT
                       MORTGAGE    BALANCE        MORTGAGE   AVERAGE    CREDIT    BALANCE    ORIGINAL        FULL       PERCENT
STATE                   LOANS    OUTSTANDING        POOL      COUPON    SCORE   OUTSTANDING    LTV           DOC           IO
-----                   -----    -----------        ----      ------    -----   -----------    ---            ---          --
Alabama                    2     $    552,554       0.26%      6.103%    716     $276,277      89.12%        43.71%     100.00%
Arizona                   45        6,573,621       3.06       6.774     638      146,080      81.64         64.63      100.00
Arkansas                   1          102,856       0.05       6.120     632      102,856      80.00        100.00      100.00
California               391      119,394,922      55.52       6.472     643      305,358      80.70         35.72      100.00
Colorado                  38        7,318,311       3.40       6.452     642      192,587      82.98         55.47      100.00
Connecticut                2          596,487       0.28       6.244     632      298,243      87.00        100.00      100.00
Delaware                   1          102,400       0.05       5.990     732      102,400      80.00          0.00      100.00
District of Columbia       1          350,000       0.16       6.250     622      350,000      83.14        100.00      100.00
Florida                   32        6,479,698       3.01       6.604     623      202,491      82.43         69.34      100.00
Georgia                    6        1,439,510       0.67       6.633     633      239,918      83.69         52.07      100.00
Idaho                      6          661,320       0.31       6.572     599      110,220      80.00        100.00      100.00
Illinois                  55        9,215,280       4.29       6.639     644      167,551      80.54         61.87      100.00
Indiana                    8          931,413       0.43       6.578     617      116,427      82.58         70.12      100.00
Iowa                       1           85,032       0.04       6.550     689       85,032      80.00          0.00      100.00
Kansas                     2          245,940       0.11       6.694     687      122,970      80.00          0.00      100.00
Kentucky                  10        1,490,385       0.69       6.601     647      149,038      83.36         94.26      100.00
Louisiana                  1          400,000       0.19       6.150     640      400,000      80.00        100.00      100.00
Maryland                  19        4,608,736       2.14       6.711     641      242,565      81.53         63.06      100.00
Massachusetts              4        1,139,094       0.53       6.987     624      284,774      84.18         34.20      100.00
Michigan                  42        6,363,803       2.96       7.464     623      151,519      81.53         60.03      100.00
Minnesota                 44        8,232,570       3.83       6.685     650      187,104      81.77         57.06      100.00
Mississippi                1          128,000       0.06       6.375     673      128,000      88.28          0.00      100.00
Missouri                   9        1,211,867       0.56       6.607     612      134,652      78.81         70.82      100.00
Nevada                    31        6,881,092       3.20       6.646     636      221,971      79.69         58.80      100.00
New Hampshire              1          160,000       0.07       6.700     682      160,000      80.00          0.00      100.00
New Mexico                 2          252,800       0.12       8.485     610      126,400      85.60         44.62      100.00
New York                   3        1,042,817       0.48       6.575     696      347,606      85.67          0.00      100.00
North Carolina             2          430,500       0.20       7.410     649      215,250      85.26         44.83      100.00
North Dakota               4          534,412       0.25       6.320     640      133,603      80.00        100.00      100.00
Ohio                      32        4,439,587       2.06       6.526     631      138,737      83.51         80.75      100.00
Oklahoma                   2          183,300       0.09       7.186     583       91,650      84.23        100.00      100.00
Oregon                    14        2,359,990       1.10       6.641     646      168,571      80.87         53.40      100.00
Pennsylvania               3          630,320       0.29       6.248     735      210,107      76.27         20.62      100.00
Rhode Island               1          211,920       0.10       6.150     724      211,920      80.00        100.00      100.00
South Carolina             3          624,400       0.29       7.032     606      208,133      88.30         68.45      100.00
Tennessee                  3          400,792       0.19       5.780     670      133,597      80.00         67.66      100.00
Texas                     31        4,675,997       2.17       7.085     650      150,839      81.27         56.70      100.00
Utah                       8        1,365,019       0.63       6.253     638      170,627      81.83         43.68      100.00
Virginia                  20        5,113,473       2.38       6.458     641      255,674      80.74         47.72      100.00
Washington                44        7,764,979       3.61       6.495     638      176,477      81.49         52.06      100.00
Wisconsin                  3          359,869       0.17       6.037     651      119,956      80.00         29.97      100.00
                         ---     ------------     ------       -----     ---     --------      -----        ------      ------
TOTAL:                   928     $215,055,065     100.00%      6.563%    641     $231,740      81.15%        46.40%     100.00%
                         ===     ============     ======       =====     ===     ========      =====        ======      ======

No more than approximately 1.00% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                       NUMBER     AGGREGATE                          WEIGHTED     AVERAGE    WEIGHTED
                         OF       PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE     PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL     MORTGAGE     BALANCE      MORTGAGE   AVERAGE    CREDIT      BALANCE    ORIGINAL   FULL    PERCENT
LOAN-TO-VALUE RATIOS   LOANS     OUTSTANDING      POOL      COUPON    SCORE     OUTSTANDING    LTV       DOC       IO
--------------------  --------  -------------  ----------  --------  --------   -----------  --------  -------  -------
 50.00% or less           6     $   1,096,738     0.51%     6.120%     640      $   182,790   41.17%   63.78%   100.00%
 50.01% to 55.00%         8         2,267,989     1.05      6.567      616          283,499   52.50    51.50    100.00
 55.01% to 60.00%        10         2,079,363     0.97      6.295      625          207,936   57.87    26.18    100.00
 60.01% to 65.00%        19         4,794,222     2.23      6.227      608          252,327   62.98    44.06    100.00
 65.01% to 70.00%        15         4,158,968     1.93      6.333      606          277,265   68.50    50.97    100.00
 70.01% to 75.00%        38        10,221,557     4.75      6.394      601          268,988   73.48    53.56    100.00
 75.01% to 80.00%       572       117,720,850    54.74      6.502      653          205,806   79.89    45.77    100.00
 80.01% to 85.00%        86        24,334,526    11.32      6.663      618          282,960   84.44    51.04    100.00
 85.01% to 90.00%       147        41,850,787    19.46      6.756      641          284,699   89.61    41.25    100.00
 90.01% to 95.00%        25         6,151,166     2.86      6.849      654          246,047   94.60    66.54    100.00
95.01% to 100.00%         2           378,898     0.18      7.171      707          189,449  100.00     0.00    100.00
                        ---     -------------   ------      -----      ---      -----------  ------    -----    ------
TOTAL:                  928     $ 215,055,065   100.00%     6.563%     641      $   231,740   81.15%   46.40%   100.00%
                        ===     =============   ======      =====      ===      ===========  ======    =====    ======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 25.92% to 100.00%.

LOAN PURPOSE

                        NUMBER    AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED
                          OF      PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE    PERCENT
                       MORTGAGE    BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL    FULL     PERCENT
LOAN PURPOSE            LOANS    OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING    LTV        DOC       IO
---------------------  --------  ------------  ----------   --------   --------  -----------  --------   -------   -------
Purchase                 505     $107,287,092    49.89%      6.509%      658     $   212,450   81.08%    41.12%    100.00%
Refinance - Cashout      381       99,313,191    46.18       6.617       624         260,665   80.87     51.25     100.00
Refinance - Rate/Term     42        8,454,783     3.93       6.612       644         201,304   85.36     56.35     100.00
                         ---     ------------   ------       -----       ---     -----------   -----     -----     ------
TOTAL:                   928     $215,055,065   100.00%      6.563%      641     $   231,740   81.15%    46.40%    100.00%
                         ===     ============   ======       =====       ===     ===========   =====     =====     ======

PROPERTY TYPE

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                          MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE              LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Single Family               704     $162,405,024    75.52%     6.584%     638     $   230,689   81.05%   45.95%   100.00%
Townhouse                     2          247,855     0.12      6.203      652         123,927   80.00    56.43    100.00
Condominium                  74       15,798,942     7.35      6.355      664         213,499   81.74    52.37    100.00
Two-to Four-Family           20        5,625,880     2.62      6.616      667         281,294   82.09    30.44    100.00
Planned Unit Development    128       30,977,365    14.40      6.549      642         242,011   81.22    48.49    100.00
                            ---     ------------   ------      -----      ---     -----------   -----    -----    ------
TOTAL:                      928     $215,055,065   100.00%     6.563%     641     $   231,740   81.15%   46.40%   100.00%
                            ===     ============   ======      =====      ===     ===========   =====    =====    ======

DOCUMENTATION

                       NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                         OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                      MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
DOCUMENTATION          LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
--------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Stated Documentation    412     $108,010,987    50.22%     6.667%     658     $   262,163   81.08%     0.00%  100.00%
Full Documentation      494       99,779,598    46.40      6.447      625         201,983   81.06    100.00   100.00
Lite Documentation       22        7,264,481     3.38      6.599      620         330,204   83.36      0.00   100.00
                        ---     ------------   ------      -----      ---     -----------   -----    ------   ------
TOTAL:                  928     $215,055,065   100.00%     6.563%     641     $   231,740   81.15%    46.40%  100.00%
                        ===     ============   ======      =====      ===     ===========   =====    ======   ======

OCCUPANCY

              NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
             MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
OCCUPANCY     LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
-----------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Primary        921     $213,305,566    99.19%     6.561%     641     $   231,602   81.10%   46.28%   100.00%
Second Home      3          970,699     0.45      6.473      670         323,566   89.59    74.99    100.00
Investment       4          778,800     0.36      7.016      702         194,700   83.37    43.05    100.00
               ---     ------------   ------      -----      ---     -----------   -----    -----    ------
TOTAL:         928     $215,055,065   100.00%     6.563%     641     $   231,740   81.15%   46.40%   100.00%
               ===     ============   ======      =====      ===     ===========   =====    =====    ======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                     NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                       OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOANS AGE  MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
(MONTHS)             LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
3                     113     $ 32,193,500    14.97%     6.517%     638     $   284,898   80.70%    34.69%  100.00%
4                     356       70,512,610    32.79      6.559      645         198,069   81.51     48.77   100.00
5                     315       72,442,350    33.69      6.518      640         229,976   81.24     53.66   100.00
6                     135       37,685,499    17.52      6.678      644         279,152   80.51     35.86   100.00
7                       7        1,917,355     0.89      6.632      606         273,908   82.41     79.69   100.00
8                       2          303,752     0.14      8.271      602         151,876   94.08    100.00   100.00
                      ---     ------------   ------      -----      ---     -----------  ------    ------   ------
TOTAL:                928     $215,055,065   100.00%     6.563%     641     $   231,740   81.15%    46.40%  100.00%
                      ===     ============   ======      =====      ===     ===========   =====     =====   ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                        OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
ORIGINAL PREPAYMENT  MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
PENALTY TERM          LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
-------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
None                    56     $ 11,305,898     5.26%     6.630%     648     $   201,891   82.13%   49.63%   100.00%
12 Months               77       15,841,573     7.37      7.064      633         205,735   81.57    48.72    100.00
13 Months                2          700,749     0.33      6.071      672         350,375   84.46     0.00    100.00
24 Months              621      147,455,273    68.57      6.534      641         237,448   81.03    44.81    100.00
36 Months              157       36,038,659    16.76      6.443      642         229,546   81.04    51.32    100.00
60 Months               15        3,712,913     1.73      6.609      646         247,528   81.68    50.67    100.00
                       ---     ------------   ------      -----      ---     -----------   -----    -----    ------
TOTAL:                 928     $215,055,065   100.00%     6.563%     641     $   231,740   81.15%   46.40%   100.00%
                       ===     ============   ======      =====      ===     ===========   =====    =====    ======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 26 months.

CREDIT SCORES

                         NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                        MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
RANGE OF CREDIT SCORES   LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
----------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
525                         1     $    275,000     0.13%     6.500%     525     $   275,000   65.48%    0.00%   100.00%
526 to 550                 15        3,557,598     1.65      6.841      542         237,173   79.51    87.31    100.00
551 to 575                 34        8,700,465     4.05      7.056      565         255,896   79.81    67.34    100.00
576 to 600                144       28,420,192    13.22      6.692      589         197,362   78.87    74.40    100.00
601 to 625                213       49,066,554    22.82      6.630      613         230,359   81.13    58.24    100.00
626 to 650                175       39,708,260    18.46      6.713      638         226,904   82.16    39.04    100.00
651 to 675                155       38,912,228    18.09      6.367      663         251,047   81.24    35.66    100.00
676 to 700                 89       21,835,212    10.15      6.398      687         245,339   82.03    26.15    100.00
701 to 725                 43       10,838,052     5.04      6.323      711         252,048   82.40    26.93    100.00
726 to 750                 37        8,562,532     3.98      6.177      736         231,420   81.70    27.25    100.00
751 to 775                 15        3,608,640     1.68      6.434      763         240,576   80.56    20.85    100.00
776 to 800                  6        1,484,730     0.69      6.084      788         247,455   87.22     0.00    100.00
801 to 804                  1           85,600     0.04      7.750      804          85,600   80.00     0.00    100.00
                          ---     ------------   ------      -----      ---     -----------   -----    -----    ------
TOTAL:                    928     $215,055,065   100.00%     6.563%     641     $   231,740   81.15%   46.40%   100.00%
                          ===     ============   ======      =====      ===     ===========   =====    =====    ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 525 to 804 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 641.

CREDIT GRADE

               NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                 OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
              MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
CREDIT GRADE   LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV      DOC       IO
------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
A+              528     $126,287,766    58.72%     6.483%     669     $   239,181   82.16%   32.45%   100.00%
A               284       59,255,781    27.55       6.62      607         208,647   80.34    67.75    100.00
A-               59       15,379,128     7.15      6.774      599         260,663   79.12    55.79    100.00
B                38        9,851,192     4.58      6.808      592         259,242   79.48    70.29    100.00
C                11        2,554,648     1.19      6.692      544         232,241   76.42    82.31    100.00
C-                8        1,726,549      0.8      6.994      584         215,819   70.05    60.64    100.00
                ---     ------------   ------      -----      ---     -----------   -----    -----    ------
TOTAL:          928     $215,055,065   100.00%     6.563%     641     $   231,740   81.15%   46.40%   100.00%
                ===     ============   ======      =====      ===     ===========   =====    =====    ======

GROSS MARGINS

                         NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                        MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF GROSS MARGINS   LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
----------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
3.001% to 3.500%            1     $    327,987     0.16%     5.990%     746     $   327,987   80.00%     0.00%  100.00%
3.501% to 4.000%            3          760,944     0.36      5.534      688         253,648   80.00     27.02   100.00
4.001% to 4.500%           25        6,260,329     2.96      5.567      653         250,413   79.64     75.70   100.00
4.501% to 5.000%          110       27,930,153    13.21      5.845      654         253,910   78.35     53.99   100.00
5.001% to 5.500%          171       42,989,627    20.33      6.235      647         251,401   80.51     48.98   100.00
5.501% to 6.000%          254       58,488,981    27.66      6.553      644         230,272   81.75     47.08   100.00
6.001% to 6.500%          194       44,048,668    20.83      6.917      636         227,055   81.87     33.87   100.00
6.501% to 7.000%          105       21,902,407    10.36      7.193      624         208,594   83.04     48.53   100.00
7.001% to 7.500%           38        6,929,550     3.28      7.781      611         182,357   82.45     40.21   100.00
7.501% to 8.000%            8        1,461,600     0.69      8.270      604         182,700   86.11     22.58   100.00
8.001% to 8.500%            2          167,202     0.08      9.014      601          83,601   88.46     67.46   100.00
8.501% to 9.000%            1          149,175     0.07      9.900      627         149,175   85.00      0.00   100.00
9.501% to 10.000%           1           77,600     0.04     10.450      561          77,600   80.00    100.00   100.00
                          ---     ------------   ------     ------      ---     -----------   -----    ------   ------
TOTAL:                    913     $211,494,222   100.00%     6.561%     641     $   231,648   81.20%    46.09%  100.00%
                          ===     ============   ======     ======      ===     ===========   =====    ======   ======

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.250% per annum to 9.510% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.791% per annum.

MAXIMUM MORTGAGE RATES

                     NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                       OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF MAXIMUM    MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
MORTGAGE RATES       LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
11.500% or less        21     $  5,538,652     2.62%     5.384%     673     $   263,745   78.47%    64.78%  100.00%
11.501% to 12.000%     99       26,365,598    12.47      5.868      664         266,319   78.50     41.07   100.00
12.001% to 12.500%    186       48,933,723    23.14      6.260      645         263,085   80.46     49.01   100.00
12.501% to 13.000%    222       56,635,535    26.78      6.594      637         255,115   81.96     41.19   100.00
13.001% to 13.500%    149       34,081,554    16.11      6.778      635         228,735   82.44     46.27   100.00
13.501% to 14.000%    125       24,523,079    11.60      7.021      628         196,185   82.01     50.20   100.00
14.001% to 14.500%     50        7,263,488     3.43      7.459      621         145,270   83.19     58.70   100.00
14.501% to 15.000%     34        4,675,724     2.21      7.822      637         137,521   81.66     42.87   100.00
15.001% to 15.500%     18        2,696,643     1.28      8.233      632         149,813   81.03     38.79   100.00
15.501% to 16.000%      6          499,052     0.24      8.728      614          83,175   81.37     54.66   100.00
16.001% to 16.500%      1           54,400     0.03      9.250      645          54,400   80.00      0.00   100.00
16.501% to 17.000%      1          149,175     0.07      9.900      627         149,175   85.00      0.00   100.00
17.001% to 17.500%      1           77,600     0.04     10.450      561          77,600   80.00    100.00   100.00
                      ---     ------------   ------     ------      ---     -----------   -----    ------   ------
TOTAL:                913     $211,494,222   100.00%     6.561%     641     $   231,648   81.20%    46.09%  100.00%
                      ===     ============   ======     ======      ===     ===========   =====    ======   ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.500% per annum to 17.450% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.868% per annum.

NEXT RATE ADJUSTMENT DATE

                            NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
NEXT RATE ADJUSTMENT DATE   LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV      DOC       IO
-------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
July 2006                      2     $    303,752     0.14%     8.271%     602     $   151,876   94.08%   100.00%  100.00%
August 2006                    7        1,917,355     0.91      6.632      606         273,908   82.41     79.69   100.00
September 2006               116       32,901,236    15.56      6.710      641         283,631   80.52     32.28   100.00
October 2006                 270       60,260,451    28.49      6.522      640         223,187   81.18     52.76   100.00
November 2006                298       58,876,966    27.84      6.546      644         197,574   81.29     49.31   100.00
December 2006                 89       25,585,078    12.10      6.625      638         287,473   81.26     30.66   100.00
September 2007                15        3,712,714     1.76      6.425      651         247,514   81.06     55.72   100.00
October 2007                  32        9,187,244     4.34      6.395      650         287,101   82.65     55.18   100.00
November 2007                 41        8,578,316     4.06      6.596      644         209,227   83.83     44.47   100.00
December 2007                 18        5,171,700     2.45      6.015      628         287,317   77.56     50.43   100.00
September 2009                 2          521,798     0.25      6.393      713         260,899   71.78     53.05   100.00
October 2009                   7        1,324,028     0.63      6.941      595         189,147   78.03     79.26   100.00
November 2009                 12        2,078,861     0.98      6.703      666         173,238   81.14     53.72   100.00
December 2009                  4        1,074,722     0.51      6.414      663         268,681   83.62     32.92   100.00
                             ---     ------------   ------      -----      ---     -----------   -----     -----   ------
TOTAL:                       913     $211,494,222   100.00%     6.561%     641     $   231,648   81.20%    46.09%  100.00%
                             ===     ============   ======      =====      ===     ===========   =====     =====   ======